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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 14, 2002 (August 14, 2002)
(Date of Report (date of earliest event reported))

D.L. Peterson Trust
(Exact name of Registrant as specified in its charter)

Commission File No. 333-40708-02
Delaware (State or other jurisdiction of incorporation or organization)		11-3499573 (I.R.S. Employer Identification Number)
307 International Circle Hunt Valley, Maryland (Address of principal executive office)		21030 (Zip Code)

(410) 771-1900
(Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure

        Except as expressly indicated or unless the context otherwise requires, "DL Peterson Trust", "we", "our", or "us" means D.L. Peterson Trust, a Delaware statutory business trust, and its subsidiaries.

        On August 14, 2002, the Chief Executive Officer of Raven Funding LLC, our settlor, George J. Kilroy, and Chief Financial Officer of Raven Funding LLC, Neil J. Cashen, executed and filed the statements required by Section 906 of the Sarbanes-Oxley Act.

        A copy of the certification of Messers. Kilroy and Cashen is attached as Exhibit 99 to this Form 8-K and is incorporated by reference herein.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D.L. Peterson Trust
By:	Raven Funding LLC, solely as settlor of the D.L. Peterson Trust
By:	/s/ Joseph W. Weikel Joseph W. Weikel As Manager

Date: August 14, 2002

D.L. PETERSON TRUST
CURRENT REPORT ON FORM 8-K
Report Dated August 14, 2002

EXHIBIT INDEX

Exhibit No.	Description
99	Certifications signed by Messers. Kilroy and Cashen under the Sarbanes-Oxley Act pursuantto Section 906 of Sarbanes-Oxley Act.

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  Item 9. Regulation FD Disclosure
SIGNATURE
D.L. PETERSON TRUST CURRENT REPORT ON FORM 8-K Report Dated August 14, 2002 EXHIBIT INDEX